UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

February 27, 2013

Date of Report (Date of Earliest Event Reported)

SOVRAN SELF STORAGE, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-13820	16-1194043
(State of Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6467 Main Street

Williamsville, New York 14221

(Address of Principal Executive Offices)

(716) 633-1850

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written Communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On February 27, 2013, Sovran Self Storage, Inc. (the “Company”), Sovran Acquisition Limited Partnership, and Sovran Holdings, Inc. entered into separate Equity Distribution Agreements (the “Equity Distribution Agreements”) with each of Wells Fargo Securities, LLC, Jefferies & Company, Inc. and SunTrust Robinson Humphrey, Inc. (the “Sales Agents”), pursuant to which the Company may sell from time to time, in a continuous equity offering program under its Registration Statement on Form S-3 (File No. 333-174668), up to $175,000,000 in aggregate offering price of shares of the Company’s common stock, par value $0.01 per share (the “Shares”), through the Sales Agents, acting as the Company’s agent and/or principal. Sales of the Shares made pursuant to the Equity Distribution Agreements, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market” offerings, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. Each Sales Agent will receive from the Company a commission of up to 2% of the gross sales price of all shares sold through it under the applicable Equity Distribution Agreement.

The Company made certain customary representations, warranties and covenants in each of the Equity Distribution Agreements and also agreed to indemnify the Sales Agents against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration of qualification under the securities laws of any such state. The Equity Distribution Agreements are filed as Exhibit 1.1, Exhibit 1.2 and Exhibit 1.3 to this Current Report on Form 8-K and the description of the material terms of the Equity Distribution Agreements in this Item 1.01 are qualified in their entirety by reference to such Exhibits, which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and Wells Fargo Securities, LLC, as Agent

1.2	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and Jefferies & Company, Inc., as Agent

1.3	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and SunTrust Robinson Humphrey, Inc., as Agent

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

8.1	Opinion of Phillips Lytle LLP regarding certain tax matters

23.1	Consent of Phillips Lytle LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOVRAN SELF STORAGE, INC.

Date: February 27, 2013	By	/s/ ANDREW J. GREGOIRE
		Name:	Andrew J. Gregoire
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and Wells Fargo Securities, LLC, as Agent

1.2	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and Jefferies & Company, Inc., as Agent

1.3	Equity Distribution Agreement, dated February 27, 2013, by and among Sovran Self Storage, Inc., Sovran Acquisition Limited Partnership, Sovran Holdings, Inc., and SunTrust Robinson Humphrey, Inc., as Agent

5.1	Opinion of Phillips Lytle LLP regarding the legality of securities being registered

5.2	Opinion of Venable LLP regarding Maryland law

8.1	Opinion of Phillips Lytle LLP regarding certain tax matters

23.1	Consent of Phillips Lytle LLP (included in Exhibits 5.1 and 8.1)

23.2	Consent of Venable LLP (included in Exhibit 5.2)